                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  itemus inc.
----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                                                                   [itemus LOGO]

                                   ITEMUS INC.
              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS


NOTICE IS HEREBY GIVEN THAT the Special Meeting (the "Meeting") of shareholders of itemus inc. (the "Corporation") will be held at the Design Exchange, 234 Bay Street, Toronto, Canada, on Thursday, June 14, 2001 at 11:00 a.m. Toronto time for the following purposes:


1. To receive the Annual Report containing the report of directors, the consolidated financial statements for the Corporation for the year ended December 31, 2000 and the auditors report thereon;

2.       To elect directors;

3. To appoint auditors and authorize the directors to fix their remuneration;

4. To consider and, if thought fit, to pass a resolution approving an amendment to the Employees' and Directors' Share Incentive Plans, by way of a disinterested shareholder vote, all as more particularly described in the Management Information Circular ("the Circular");

5. To consider and, if thought fit, to pass a special resolution to approve an amendment to the Articles of the Corporation to provide that the number of directors shall be a minimum of three (3) and a maximum of fifteen (15) directors, as more particularly described in the accompanying Circular;

6. To consider and, if thought fit, to pass a special resolution to approve an amendment to the Articles of the Corporation to provide that the registered office of the Corporation is to be situated in Toronto, Canada, as more particularly described in the Circular; and,

7. To transact such further and other business as may properly come before the Meeting or any adjournment thereof.


Details of the foregoing matters are contained in the accompanying Circular. ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MAY 7, 2001, ARE ENTITLED TO NOTICE OF, AND TO VOTE AT, THE MEETING AND ANY ADJOURNMENT THEREOF EXCEPT TO THE EXTENT THAT A PERSON HAS TRANSFERRED ANY COMMON SHARES OF THE CORPORATION AFTER THAT DATE AND THE NEW HOLDER OF SUCH SHARES ESTABLISHES PROPER OWNERSHIP AND DEMANDS NOT LATER THAN TEN (10) DAYS BEFORE THE DATE OF THE MEETING TO BE INCLUDED ON THE LIST OF SHAREHOLDERS ELIGIBLE TO VOTE AT THE MEETING. If you cannot be present in person, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY in the enclosed postage-paid envelope as soon as possible.


Shareholders are cordially invited to attend the meeting and are urged to complete, sign, date and return the enclosed proxy promptly in the postage paid envelope provided to the offices of the Corporation's transfer agent, Computershare Trust Company of Canada, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9. In order to be valid and acted upon at the Meeting or any adjournment thereof, proxies must be received at the aforesaid address not less than forty-eight (48) hours, (excluding Saturdays and holidays), before the time at which the Meeting is to be held or any adjournments thereof.


DATED at Toronto, Canada this 30th day of April, 2001.

BY ORDER OF THE BOARD OF DIRECTORS


(Signed) Giulio T. Bonifacio
Vice President, Finance and Corporate Secretary

                                   ITEMUS INC.

                              207 QUEEN'S QUAY WEST
                              SUITE 550, PO BOX 131
                                TORONTO, ONTARIO
                                 CANADA M5J 1A7

                         MANAGEMENT INFORMATION CIRCULAR

SOLICITATION OF PROXIES

THIS MANAGEMENT INFORMATION CIRCULAR (THE "CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS (THE "BOARD") AND MANAGEMENT OF ITEMUS INC. (THE "CORPORATION") FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS (OR ANY ADJOURNMENTS THEREOF) OF THE CORPORATION (THE "MEETING") TO BE HELD AT 11:00 A.M. TORONTO TIME, ON JUNE 14, 2001 AT THE DESIGN EXCHANGE, 234 BAY STREET, TORONTO, ONTARIO FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL AND SPECIAL MEETING. The Board and Management of the Corporation do not contemplate the solicitation of proxies otherwise than by mail; however proxies may also be solicited personally or by telephone by regular employees or directors of the Corporation at a nominal cost. The cost of preparing, assembling and mailing this Circular, the Notice of Annual and Special Meeting, the Form of Proxy and any other material relating to the Meeting (the "Meeting Materials") has been or will be borne by the Corporation.

To be effective, the completed proxy form should be deposited at the offices of Computershare Trust Company of Canada, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9 not less than forty-eight (48) hours (excluding Saturdays and holidays) before the time at which the Meeting is to be held or any adjournments thereof, or be presented at the Meeting.

All dollar amounts in this Circular are expressed in Canadian Dollars unless otherwise stated.

APPOINTMENT OF PROXYHOLDER

THE PERSONS NAMED IN THE ENCLOSED PROXY FORM ARE DIRECTORS AND SENIOR OFFICERS OF THE CORPORATION. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM OR HER AT THE MEETING MAY DO SO EITHER BY INSERTING SUCH OTHER PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE PROXY FORM OR BY COMPLETING ANOTHER APPROPRIATE PROXY.

REVOCATION OF PROXIES

A SHAREHOLDER WHO HAS GIVEN A PROXY MAY REVOKE IT EITHER BY (A) SIGNING A PROXY BEARING A LATER DATE AND DEPOSITING THE SAME AT THE OFFICE OF THE CORPORATION'S TRANSFER AGENT, COMPUTERSHARE TRUST COMPANY OF CANADA, 510 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA, V6C 3B9, PRIOR TO THE CLOSE OF BUSINESS ON THE DAY PRECEDING THE DATE ON WHICH THE MEETING IS TO BE HELD OR ANY ADJOURNMENT THEREOF, OR WITH THE CHAIRMAN OF THE MEETING BEFORE ANY VOTE IN RESPECT OF WHICH THE PROXY IS TO BE USED SHALL HAVE BEEN TAKEN; OR (B) ATTENDING THE MEETING IN PERSON AND REGISTERING WITH THE SCRUTINEER AS A SHAREHOLDER PERSONALLY PRESENT.

NON-REGISTERED HOLDERS

Only registered holders of common shares of the Corporation (the "Common Shares"), or the persons they appoint as their proxies, are permitted to attend and vote at the Meeting. However, in many cases, Common Shares beneficially owned by a shareholder who is a beneficial owner, and not a registered holder, of Common Shares (a "Non-Registered Holder") are registered either:

     (i) in the name of an intermediary that the Non-Registered Holder deals with in respect of the Common Shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-directed RRSPs, RRIFs, RESPs and similar plans ("Intermediaries"); or

     (ii) in the name of a clearing agency (such as CDS) of which the Intermediary is a participant.

The Corporation has distributed copies of the Meeting Materials to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders. Intermediaries are required to forward Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Materials will either:

     (i) be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted as to the number of shares beneficially owned by the Non-Registered Holder but which is otherwise uncompleted. This Form of Proxy need not be signed by the Non-Registered Holder. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the Form of Proxy and deposit it with Computershare Investor Services Inc. as described above; or

     (ii) more typically, be given a voting instruction form, which must be completed and signed by the Non-Registered Holder in accordance with the directions on the voting instruction form (which may in some cases permit the completion of the voting instruction form by telephone).

The purpose of these procedures is to permit Non-Registered Holders to direct the voting of the Common Shares they beneficially own. Should a Non-Registered Holder who receives either a proxy or a voting instruction form wish to attend and vote at the meeting in person (or have another person attend and vote on behalf of the Non-Registered Holder), the Non-Registered Holder should strike out the names of the persons named in the proxy and insert the Non-Registered Holder's (or such other person's) name in the blank space provided or, in the case of a voting instruction form, follow the corresponding instructions on the form. IN EITHER CASE, NON-REGISTERED HOLDERS SHOULD CAREFULLY FOLLOW THE INSTRUCTIONS OF THEIR INTERMEDIARIES AND THEIR SERVICE COMPANIES.

VOTING OF PROXIES

Where a shareholder appoints the management nominees named on the enclosed form of proxy, the shareholder's instructions on his or her proxy form as to the exercise of voting rights will be followed in casting such shareholder's votes. IN THE ABSENCE OF ANY INSTRUCTIONS, THE MANAGEMENT NOMINEES NAMED ON THE PROXY FORM WILL CAST THE SHAREHOLDER'S VOTES IN FAVOUR OF THE PASSAGE OF THE RESOLUTIONS SET FORTH HEREIN AND IN THE NOTICE OF ANNUAL AND SPECIAL MEETING. The enclosed proxy form confers discretionary authority upon the persons named therein with respect to (a) amendments or variations to matters identified in the Notice of Annual and Special Meeting and (b) other matters which may properly come before the Meeting or any adjournments thereof. At the time of printing of this Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Annual and Special Meeting.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

The authorized capital of the Corporation consists of an unlimited number of Common Shares and an unlimited number of preferred shares (the "Preferred Shares"). Each Common Share carries the right to one vote. The Preferred Shares do not, as such, carry voting rights. As of April 30, 2001, 388,373,738 Common Shares were issued as fully paid and non-assessable. No Preferred Shares have been issued. The presence, in person or by proxy, of holders of 5% of the total number of issued voting shares is necessary for a quorum at the Meeting. The Board of the Corporation has fixed the close of business on May 7, 2001 as the record date (the "Record Date") for the purpose of determining shareholders entitled to receive notice of the Meeting, but the failure of any shareholder to receive notice of the Meeting does not deprive the shareholder of the right to vote at the Meeting. If a person has acquired Common Shares after the Record Date, that person is entitled to vote those shares at the Meeting upon producing properly endorsed share certificates, or otherwise establishing share ownership, and demanding the inclusion of his or her name on the list of shareholders not later than 10 days before the date of the Meeting.

To the knowledge of the directors and management of the Corporation, no person beneficially owns, directly or indirectly, or exercises control or direction over, shares carrying more than 10% of the voting rights attached to the Corporation's issued and outstanding Common Shares as at April 30, 2001.

As at April 30, 2001, the directors and senior officers of the Corporation, as a group, owned beneficially, directly or indirectly, 79,358,242 Common Shares, representing 20.4% of the outstanding Common Shares.

                              ELECTION OF DIRECTORS

The shareholders of the Corporation will be asked to elect twelve (12) directors for the ensuing year. The Articles of the Corporation currently provide that the maximum number of directors shall be nine (9) directors. At the Meeting, shareholders of the Corporation will be asked to approve the amendment of the Articles of the Corporation to provide that the maximum number of directors shall be fifteen (15) directors. See "Amendment to Articles of Corporation Regarding Number of Directors". The election of Joseph Pilarski, Ray Henderson and E. Christopher Stait-Gardner as directors shall be subject to approval by shareholders of such increase in the number of directors and the filing of articles of amendment in connection therewith. Each director elected will hold office until the next annual meeting or until his successor is elected or appointed. Eight (8) of such proposed nominees, are now directors of the Corporation and have been since the dates indicated. Four (4) of such proposed nominees, Joseph Pilarski, Ray Henderson, E. Christopher Stait-Gardner and Lawrence Meistrich, are not currently directors of the Corporation. It is the intention of the persons named as proxy holders in the enclosed form of proxy to vote for the election to the Board of those persons hereinafter designated as nominees for election as directors. The Board does not contemplate that any of such nominees will be unable to serve as a director; however, if for any reason any of the proposed nominees does not stand for election or is unable to serve as such, proxies in favour of management will be voted for another nominee at their discretion unless the shareholder has specified in his proxy that his shares are to be withheld from voting in the election of directors.

INFORMATION REGARDING NOMINEES FOR ELECTION AS DIRECTORS

The names of all of the nominees, all positions and offices in the Corporation presently held by him or her; his or her principal occupation at present and during the preceding five years; the period(s) during which he or she has served as a director; and the number of shares of the Corporation that he or she has advised are beneficially owned by him or her, directly or indirectly, or over which control or direction is exercised, as of April 30, 2001 are as follows:




====================================================================================================================
                                                                                       DATE             SHARES
NAME                 POSITION WITH       PRINCIPAL OCCUPATION                          APPOINTED        BENEFICIALLY
                     CORPORATION         FOR THE PAST FIVE YEARS                       DIRECTOR         OWNED
---------------------------------------------------------------------------------------------------------------------

Don Tapscott         Chairman and        Chairman of the Corporation since             January 24,      11,898,145
                     Director            January, 2001. Co-Founder and Chairman of     2001
                                         Digital 4Sight Corporation form April
                                         1994 to January 2001. From 1993 to
                                         present Founder and President of New
                                         Paradigm Learning Corporation. From 1986
                                         to 1993 was Vice President, Technology
                                         Worldwide DMR Group.

---------------------------------------------------------------------------------------------------------------------

Ian W. Telfer        Vice Chairman and   Vice Chairman of the Corporation since        April 1, 1993       320,000
                     Director            January 2001; Chairman of the Corporation
                                         from February 2000 to January 2001;
                                         President and Chief Executive Officer
                                         of the Corporation from April 1993 to
                                         February 2000; Executive Vice President,
                                         Treasurer and Director of TVX Gold Inc.
                                         from January, 1991 to March, 1993; from
                                         January, 1988 to December, 1990,
                                         President, Treasurer and Director of
                                         Consolidated TVX Mining Corporation
                                         (predecessor to TVX Gold Inc.).

---------------------------------------------------------------------------------------------------------------------


====================================================================================================================
                                                                                       DATE             SHARES
NAME                 POSITION WITH       PRINCIPAL OCCUPATION                          APPOINTED        BENEFICIALLY
                     CORPORATION         FOR THE PAST FIVE YEARS                       DIRECTOR         OWNED
---------------------------------------------------------------------------------------------------------------------

James E. Tobin       President, Chief    President and Chief Executive Officer of      February 15,      6,250,000
                     Executive Officer   the Corporation since February 2000;          2000
                     and Director        President and Chief Operating Officer of
                                         Hummingbird Communications Inc. From
                                         June 1999 to November 1999; Chairman of
                                         BCE Emergis from December 1998 to March
                                         1999; Executive Vice President of BCE
                                         Inc. from December 1997 to December
                                         1998; 1989 to 1996, Senior Engagement
                                         Manager with McKinsey & Company.

---------------------------------------------------------------------------------------------------------------------

Dennis R. Wing       Director            Director of International Operations for      December 10,        600,000
                                         Fahnestock & Co. Inc., a U.S. investment      1999
                                         bank since June 1999. From 1985 to May
                                         1999 he was an officer and board member
                                         of First Marathon Securities Limited and
                                         served as Director of International
                                         Operations. Mr. Wing also serves on the
                                         Board of Directors of Cryptologic Inc.,
                                         an internet gaming company; WaveRider, a
                                         wireless web company, the University of
                                         Waterloo and the Canadian Paraplegic
                                         Foundation.

---------------------------------------------------------------------------------------------------------------------

Albert Gnat, Q.C.    Director            Partner, Lang Michener, Barristers &          April 26,               Nil
                                         Solicitors. Mr. Gnat also serves as a         2000(1)
                                         director of a number of other public and
                                         private companies

---------------------------------------------------------------------------------------------------------------------
Mark G. Maybank      Executive Vice      Executive Vice President, Chief Operating     February 15,        115,000
                     President and       Officer since February, 2001; Executive       2000
                     Director            Vice President of the Corporation since
                                         February, 2000; Research Analyst with
                                         Yorkton Securities Inc., a technology
                                         focussed investment bank, from January
                                         1998 to February 2000; Vice President
                                         Finance and Chief Financial Officer of
                                         ECS Enhanced Cellular Systems, a cellular
                                         service provider, from December 1996 to
                                         October 1997; prior to December 1996,
                                         held various positions with Deloitte &
                                         Touche LLP, an international accounting
                                         and consulting firm.

---------------------------------------------------------------------------------------------------------------------

David Booth          Director            President and Managing Director of Compaq     December 11,            Nil
                                         Canada since May 2000; prior thereto Vice     2000
                                         President, North America, High-Performance
                                         Systems Business for Compaq Computer
                                         Corporation

---------------------------------------------------------------------------------------------------------------------

David Ticoll         Director            Executive Vice President, Chief Strategy      January 24,      15,519,319
                                         Officer of itemus since January 2001;         2001
                                         Co-Founder and Chief Executive Officer of
                                         Digital 4Sight Corporation from April
                                         1994 to January 2001. From 1988 to 1994,
                                         was Director of Emerging Technologies at
                                         DMR Group Inc. Prior thereto was
                                         Co-Founder of Transition Group Inc. where
                                         he initiated and led Canadian activities
                                         of Gartner Group Inc.

---------------------------------------------------------------------------------------------------------------------


====================================================================================================================
                                                                                       DATE             SHARES
NAME                 POSITION WITH       PRINCIPAL OCCUPATION                          APPOINTED        BENEFICIALLY
                     CORPORATION         FOR THE PAST FIVE YEARS                       DIRECTOR         OWNED
--------------------------------------------------------------------------------------------------------------------

Joseph  Pilarski     Nominee for         Chief Executive Officer of Name Inc.          N/A               4,443,379
                     Director            since March 2000, and Chairman since
                                         October 2000;  prior thereto President
                                         of Practical Systems Corporation since
                                         1993.

--------------------------------------------------------------------------------------------------------------------

Ray Henderson        Nominee for         President and Chief Executive Officer of      N/A                 280,140
                     Director            InformIT, a digital publishing unit of
                                         Pearson PLC since 2000; prior thereto
                                         Senior Vice President, Product
                                         Engineering and Technology  Development
                                         of eCollege.com,  an eLearning company,
                                         from 1998 to 2000;  prior thereto Vice
                                         President, Internet Product Development
                                         and Media Strategy of Simon & Schuster
                                         Inc., a publishing company.

--------------------------------------------------------------------------------------------------------------------

E. Christopher       Nominee for         President and Director of 1034997 Ontario     N/A                     Nil
Stait-Gardner        Director            Limited, a private investment company
                                         since 2000;  Director of CENCOTECH, a
                                         manufacturing company, G&D Security Card
                                         Systems Inc. a credit card manufacturing
                                         company, VISTATECH a manufacturing
                                         company and SouthPort Data Services
                                         Limited; President and Chief Executive
                                         Officer of G&D Security Card Systems Inc.
                                         from 1996 to 1999; prior thereto
                                         President and Chief Executive Officer of
                                         Security Card Systems Inc.

--------------------------------------------------------------------------------------------------------------------

Lawrence Meistrich   Nominee for         Founder and Chairman of the Board and         N/A                     Nil
                     Director            Chief Executive Officer of Shooting
                                         Gallery, Inc., a media services company
                                         since 1991.

====================================================================================================================

NOTE:

(1) Mr. Gnat resigned as a director on November 17, 2000 and was re-appointed as a director on April 12, 2001.


                             EXECUTIVE COMPENSATION

The following executive compensation disclosure with respect to the three years ending December 31, 2000, 1999 and 1998 is provided pursuant to the requirements of securities legislation of certain provinces, particularly, the requirements of the Regulation under the Securities Act (Ontario).

SUMMARY COMPENSATION TABLE

The following table sets forth all compensation paid during the last three fiscal years, to the Corporation's Named Executive Officers ("Executives"). For this purpose, Executives means the President and Chief Executive Officer of the Corporation and each of the Corporation's most highly compensated executive officers during the year ended December 31, 2000.


=====================================================================================================================
                                                   ANNUAL COMPENSATION                   LONG-TERM
                                    ----------------------------------------------     COMPENSATION
 NAME AND PRINCIPAL                                                                     SECURITIES        ALL OTHER
       POSITION           YEAR         SALARY           BONUS           OTHER(1)       UNDER OPTION     COMPENSATION
---------------------------------------------------------------------------------------------------------------------
Ian W. Telfer             2000      U.S.$250,000   U.S.$265,000(4)   U.S.$ 2,700(2)    7,150,000(3)         Nil
President and Chief       1999      U.S.$250,000   U.S.$260,000(4)   U.S.$ 9,100(2)    7,150,000(3)         Nil
Executive Officer         1998      U.S.$250,000   U.S.$570,100(4)   U.S.$21,800(2)    1,000,000(3)         Nil
(resigned February
15, 2000)

---------------------------------------------------------------------------------------------------------------------

James E. Tobin            2000      U.S.$205,000         Nil               Nil         6,000,000(3)         Nil
President and Chief
Executive Officer,
(appointed February
15, 2000)
---------------------------------------------------------------------------------------------------------------------

Mark G. Maybank           2000      U.S.$175,000         Nil               Nil         5,500,000(3)         Nil
Executive Vice
President and Chief
Operating Officer(6)
(appointed February
15, 2000)

---------------------------------------------------------------------------------------------------------------------

Aris Kekedjian            2000      U.S.$140,000   U.S.$234,000            Nil         2,000,000(3)     U.S.$25,000
Executive Vice
President (appointed
May 1, 2000)

---------------------------------------------------------------------------------------------------------------------

James K. Burns            2000      U.S.$190,000         Nil               Nil         2,000,000(3)         Nil
Executive Vice
President (appointed
June 16, 2000)
=====================================================================================================================

Notes:

(1) The value of perquisites and benefits for each Executive does not exceed the lesser of $50,000 and 10% of the annual salary and is not reported herein except as described in note (2) below.

(2) This amount represents the taxable benefit of interest paid on the Executive's behalf on housing relocation loans guaranteed by the Corporation.

(3)  These are share options granted by the Corporation.

(4) The bonus was paid on a tax-affected basis and total net proceeds were used to reduce the housing relocation loan due from Mr. Telfer. Reference is made to the "Employment Contracts and Termination Transactions" and "Indebtedness of Executive Officers" sections.

(5) Mr. Telfer was Chairman of the Corporation from February 16, 2000 until January 24, 2001 and is currently Vice Chairman of the Corporation.

(6) Mr. Maybank was appointed Executive Vice President on February 15, 2000 and Chief Operating Officer on February 18, 2001.

OPTIONS GRANTED BY THE CORPORATION DURING THE FISCAL YEAR ENDED DECEMBER 31,
2000

The following table sets forth individual grants of common share options by the Corporation to the Executives during the year ended December 31, 2000. During the year, 29,342,500 options were issued to Executives, employees and directors:


======================================================================================================================
                                                                                  MARKET VALUE OF
                       SECURITIES UNDER       % OF TOTAL                            COMMON SHARES
                       OPTIONS GRANTED    OPTIONS GRANTED      EXERCISE PRICE     ON DATE OF GRANT
      NAME                    (#)              IN 2000          (CDN.$/SHARE)      (CDN.$/SHARE)      EXPIRATION DATE
----------------------------------------------------------------------------------------------------------------------
Ian W. Telfer                 Nil               Nil                   N/A               N/A               N/A

----------------------------------------------------------------------------------------------------------------------

James E. Tobin             6,000,000           20.4%                  0.84              0.84        February 15, 2010

----------------------------------------------------------------------------------------------------------------------



======================================================================================================================
                                                                                  MARKET VALUE OF
                       SECURITIES UNDER       % OF TOTAL                            COMMON SHARES
                       OPTIONS GRANTED    OPTIONS GRANTED      EXERCISE PRICE     ON DATE OF GRANT
      NAME                    (#)              IN 2000          (CDN.$/SHARE)      (CDN.$/SHARE)      EXPIRATION DATE
----------------------------------------------------------------------------------------------------------------------
Mark G. Maybank            1,900,000            6.5%                  0.35              0.35        January 18, 2010

----------------------------------------------------------------------------------------------------------------------

Aris Kekedjian             2,000,000            6.8%                  1.39              1.39        April 17, 2010

----------------------------------------------------------------------------------------------------------------------

James K. Burns             2,000,000            6.8%                  1.33              1.33        June 16, 2010
======================================================================================================================


OPTIONS EXERCISED AND DECEMBER 31, 2000 VALUES

The following table sets forth information with respect to options exercised by the Executives during the year ended December 31, 2000 and the value of unexercised options as at December 31, 2000. All options for Messrs. Telfer, Tobin and Maybank are exercisable. Options for Messrs. Kekedjian and Burns are exercisable up to 33 1/3% in each year on a cumulative basis from the date of granting. The share price of the Corporation's Common Shares as at December 31, 2000 was Cdn.$0.45.


======================================================================================================================
                                                                                                  NET VALUE OF IN-THE-
                                                                           UNEXERCISED OPTIONS     MONEY OPTIONS AS AT
                            SECURITIES ACQUIRED     AGGREGATE VALUE         AS AT DECEMBER 31,      DECEMBER 31, 2000
       NAME                    ON EXERCISE              REALIZED                 2000                    CDN.$
----------------------------------------------------------------------------------------------------------------------

Ian W. Telfer                      Nil                    Nil                  7,150,000              1,639,000

----------------------------------------------------------------------------------------------------------------------

James E. Tobin                     Nil                    Nil                  6,000,000                 Nil

----------------------------------------------------------------------------------------------------------------------

Mark G. Maybank                    Nil                    Nil                  5,500,000              1,529,000

----------------------------------------------------------------------------------------------------------------------

Aris Kekedjian                     Nil                    Nil                  2,000,000                 Nil

----------------------------------------------------------------------------------------------------------------------

James K. Burns                     Nil                    Nil                  2,000,000                 Nil
======================================================================================================================


EMPLOYMENT CONTRACTS AND TERMINATION ARRANGEMENTS

The Corporation has entered into employment contracts with each of the following
Executives:

The Corporation entered into an agreement with Ian W. Telfer on March 11, 1993, amended May 13, 1997, pursuant to which the Corporation agreed to pay Mr. Telfer a base salary, benefits and a performance bonus. Each year during the term of this Agreement, the Board shall determine a bonus amount that is considered appropriate, the amount of such bonus to be based on achievements necessary for the growth and development of the Corporation. In the event of termination without cause, or any change in the effective control of the Corporation that occurs, the Corporation must pay Mr. Telfer liquidated damages in an amount equal to three years salary and benefits.

The Corporation entered into an employment agreement with Mark G. Maybank effective December 9, 1999, which was amended by agreements effective January 18, 2000 and February 15, 2000 (collectively, the "Maybank Employment Agreement"). The Maybank Employment Agreement provides that Mr. Maybank receive a base salary, benefits and a performance bonus. Under the Maybank Employment Agreement, in the event of termination without cause, or any change in the effective control of the Corporation that occurs, the Corporation must pay liquidated damages to Mr. Maybank in a cash amount equal to two years' salary and benefits.

Pursuant to an employment agreement effective February 15, 2000 (the "Tobin Employment Agreement") Mr. Tobin agreed to be employed as the President and Chief Executive Officer of the Corporation. The Tobin Employment Agreement provides that Mr. Tobin receive a base salary, benefits and a performance bonus. Under the Tobin Employment Agreement, in the event of termination without cause, or any change in the effective control of the Corporation that occurs without the approval of the Board, the Corporation must pay liquidated damages to

Mr. Tobin in a cash amount equal to and three years' salary and benefits. In addition, Mr. Tobin will be entitled to a pro rata portion of the bonus payable in the previous year.

Pursuant to an employment agreement effective April 8, 2000 (the "Kekedjian Employment Agreement") Aris Kekedjian agreed to be employed as an Executive Vice President of the Corporation. The Kekedjian Employment Agreement provides that Mr. Kekedjian receive a base salary, benefits, a performance bonus and a signing bonus. Under the Kekedjian Employment Agreement, in the event of termination without cause, termination due to the failure of the Corporation to pay amounts when due, termination due to material changes to responsibilities or duties or any change in the effective control of the Corporation, the Corporation must pay liquidated damages to Mr. Kekedjian in a cash amount equal to two years' salary and benefits plus a pro rata portion of the bonus payable in the previous year.

Pursuant to an employment agreement effective June 16, 2000 (the "Burns Employment Agreement") James Burns agreed to be employed as an Executive Vice President of the Corporation. The Burns Employment Agreement provides that Mr. Burns receive a base salary, benefits and a performance bonus. Under the Burns Employment Agreement, in the event of termination without cause, termination due to the failure of the Corporation to pay amounts when due, termination due to material changes to responsibilities or duties or any change in the effective control of the Corporation, the Corporation must pay liquidated damages to Mr. Burns in a cash amount equal to two years' salary and benefits plus a pro rata portion of the bonus payable in the previous year.

INDEBTEDNESS OF EXECUTIVE OFFICERS

Pursuant to employment agreements, the Corporation has guaranteed relocation housing loans to Ian W. Telfer, Vice Chairman and Robert J. Gallagher and Brian
P. Kirwin, former officers of the Corporation. There is no other indebtedness owed to the Corporation by an Executive, director or senior officer of the Corporation.

                       TABLE OF INDEBTEDNESS OF EXECUTIVES


=======================================================================================================================
                                                                         LARGEST AMOUNT             AMOUNT OUTSTANDING
                                                                     OUTSTANDING DURING 2000       AS AT APRIL 30, 2001
      NAME AND POSITION            INVOLVEMENT OF COMPANY                     CDN.$                        CDN.$
-----------------------------------------------------------------------------------------------------------------------

Ian W. Telfer                  Guarantor of third party loan                   187,500                        nil
Vice Chairman(1)

-----------------------------------------------------------------------------------------------------------------------

Robert J. Gallagher,           Guarantor of third party loan                    50,000                        nil
Vice President, Operations
(Resigned June 15, 2000)

-----------------------------------------------------------------------------------------------------------------------

Brian P. Kirwin,               Guarantor of third party loan                    50,000                        nil
Vice President, Exploration
(Resigned June 15, 2000)
=======================================================================================================================

NOTE:

(1) Mr. Telfer was Chairman of the Corporation from February 2000 until January 2001 and is currently Vice Chairman of the Corporation.

COMPOSITION OF COMPENSATION COMMITTEE

From January 1, 2000 to April 26, 2000, the compensation committee of the Corporation (the "Compensation Committee") was comprised of Ian W. Telfer, John
S. Walton and Dennis R. Wing. From April 26, 2000 to November 17, 2000, Messrs. Telfer and Wing and Albert Gnat served on the Compensation Committee. Upon Mr. Gnat's resignation from the Board on November 17, 2000, James E. Tobin was appointed to the Compensation Committee. Mr. Gnat was re-appointed to the Compensation Committee in place of Mr. Tobin upon Mr. Gnat's reappointment to the Board on April 12, 2001.

REPORT ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY

The Corporation's philosophy in setting its compensation policies for executive officers is to maximize shareholder value over time. The Compensation Committee sets the Corporation's compensation policies applicable to the executive officers, including the Chief Executive Officer, and evaluates the performance of such officers. The Compensation Committee strongly believes that executive compensation should be directly linked to continuous improvements in corporate performance and increases in shareholder value and has adopted the following guidelines for compensation decisions:

     o Provide a competitive total compensation package that enables the Corporation to attract and retain key executive talent;

     o Align all pay programs with the Corporation's annual and long-term business strategies and objectives; and,

     o Provide variable compensation opportunities that are directly linked to the performance of the Corporation and that link executive reward to shareholder return.


COMPONENTS OF THE COMPENSATION PROGRAM

The three components of our compensation program are:

     o    Base Salary

     o    Annual Incentive Bonus

     o    Long Term Incentives

The Compensation Committee determines the compensation levels for the executive officers with the assistance of the Corporation's Human Resources Department that furnishes the Compensation Committee with executive compensation data drawn from nationally and internationally recognized surveys of similar sized technology companies which have been identified as peer companies.

Base Salary

The base salary for each executive officer is determined at levels considered appropriate for the comparable positions at peer companies. The Corporation's policy is to target base salary levels at approximately the 65th percentile of compensation practices at peer companies.

Base salaries will be reviewed annually by the Compensation Committee, and increases will be made as deemed appropriate.


Annual Incentive Bonus

Given the growth and change in strategic focus of the Corporation, the Compensation Committee has recognized the need for and given approval to develop an annual incentive bonus program. While not yet fully developed, the payout of this bonus will reflect the achievement of financial and other performance targets established at the beginning of the fiscal year.

Target bonuses will be set to position the Corporation's target total cash at the 75th percentile compared to its peer companies.


Long-term Incentives

The goal of the Corporation's long-term, equity-based incentive awards is to align the interests of executive officers with shareholders and to provide each executive officer with a significant incentive to manage the Corporation from the perspective of an owner with an equity stake in the business.

During fiscal 2000, the Compensation Committee made share option grants to Messrs. Tobin, Maybank, Kekedjian and Burns under the Corporation's Share Option Program.

The Compensation Committee will determine future share option grants annually. The size of the grant will be based on the executive's position within the Corporation, the individual's recent performance, comparable awards made to individuals in similar positions with peer companies, and the number of unvested options held by each individual at the time of the grant.

CHIEF EXECUTIVE OFFICER COMPENSATION

Mr. Tobin's compensation package was set and is structured in line with the Corporation's compensation philosophy outlined above. Mr. Tobin's base salary is set at approximately the 65th percentile of chief executive officer's in peer companies. The Compensation Committee continues to assess the market data for chief executive officer's salary levels at our peer companies to ensure Mr. Tobin's compensation is consistent with the Corporation's stated compensation philosophy.

A substantial portion of Mr. Tobin's total compensation will be in the form of variable incentive awards and share option grants, tied to the Corporation's performance and share price appreciation.

No annual incentive payment was made to Mr. Tobin for fiscal 2000 performance.

The option grant made to Mr. Tobin during the 2000 fiscal year was set and deemed appropriate by the Compensation Committee in order to attract an executive of his caliber and track record and to create a meaningful opportunity for stock ownership.

Report presented by:

Albert Gnat, Dennis R. Wing and Ian W. Telfer

PERFORMANCE GRAPH

The graph below compares the cumulative shareholder return on a $100 investment in Common Shares to a similar investment in companies comprising the TSE Composite 300 Index (Total Return Index Value) for the period December 31, 1995 to December 31, 2000. Since May 8, 2000, the Common Shares have traded on The Toronto Stock Exchange (the "TSE") under the symbol "ITM". Prior to the change of name of the Corporation from Vengold Inc. to itemus inc., the Common Shares traded under the symbol "VEN".

                           [SHARE PERFORMANCE GRAPH]



                                                           CUMULATIVE RETURN  ($)
                         --------------------------------------------------------------------------------------
                         Dec. 1995      Dec. 1996      Dec. 1997       Dec. 1998       Dec. 1999      Dec. 2000
                         --------------------------------------------------------------------------------------

Itemus inc.                 100            151            118             85              32             41
TSE 300 Index               100            128            148            145             191            205

                            COMPENSATION OF DIRECTORS

Effective January 28, 1994, each director who is not a salaried employee of the Corporation or any of its subsidiaries is entitled to be paid the amount of Cdn.$1,500 for each meeting of the Board or committee thereof in which such member participates. Total directors fees to be paid for the year ended 2000 totaled Cdn.$80,000. Directors are also eligible to receive share options under the Corporation's Share Option Plan.

In the year ended December 31, 2000, options to acquire a total of 1,000,000 Common Shares were granted to one director who is not a salaried employee of the Corporation at an average market price of Cdn.$2.97.

                   STATEMENT OF CORPORATE GOVERNANCE PRACTISES

The TSE has adopted corporate governance guidelines (the "TSE Guidelines") for effective corporate governance. The TSE Guidelines address the constitution and independence of boards, the functions to be performed by boards and their committees and the recruitment, effectiveness and education of board members. The TSE Guidelines require that each listed company disclose its approach to corporate governance on an annual basis.

A description of the Corporation's corporate governance practices is set out below, including a discussion of the principal matters relating to corporate governance practices set out in the TSE Guidelines.

Stewardship of the Corporation - The Board is responsible for the stewardship of the Corporation. The directors are informed of the Corporation's operations at meetings of the Board and through regular reports, analyses, presentations and discussions with management. Strategic planning is developed by management and reviewed and discussed with the Board.

The Board is responsible for appointing and monitoring senior management and for considering succession issues. The Compensation Committee of the Board reviews the remuneration of senior management and their performance in relation to objectives and targets determined at the commencement of each fiscal period. See "Compensation Committee Report on Executive Compensation". The Board supports management's commitment to training and development of all permanent employees.

The Board has put in place structures to ensure accurate, timely and effective communication to the Corporation's shareholders and has delegated responsibility for this activity to senior management. The Chairman of the Board and the Chief Executive Officer of the Corporation will dedicate a significant portion of their time to communicating with shareholders and potential investors. The Corporation issues shareholder reports and press releases to report quarterly and annual results and supplemental releases highlight significant developments and activities as they occur.

The Audit Committee of the Board monitors and assesses the integrity of the Corporation's internal control and management information systems as part of its review of the reports of the Corporation's auditors.

Board of Directors - The Board is currently composed of eight members. Three of these members are "unrelated" and five directors are members of management. An "unrelated" director is defined as a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the Corporation, other than interests and relationships arising from shareholdings. The TSE Guidelines acknowledge that differences exist between the application of corporate governance in a mature public company and a more junior or emerging company. The Board believes that its composition is an acceptable departure from the TSE Guidelines for a majority of "unrelated directors" given its status as an emerging growth company.

Unrelated Directors and Significant Shareholders - The Corporation has five related directors Don Tapscott, the Chairman, Ian W. Telfer, the Vice-Chairman, James E. Tobin, the President and Chief Executive Officer, Mark G. Maybank, Executive Vice President, Chief Operating Officer and David Ticoll, Executive Vice President, Chief Strategy Officer. The three unrelated directors, as defined above, are Dennis R. Wing, Albert Gnat and David Booth.

The Corporation does not have a significant shareholder, that being defined as a shareholder with the ability to exercise a majority of the votes for the election of the Board.

Committee for Appointment/Assessment of Directors - The Corporation has a Nominating Committee of unrelated directors to recommend nominees to the shareholders for election as directors of the Corporation.

Assessment of the Board and its Committees - The Corporation has no formal process to assess the effectiveness of the Board as a whole, the committees of the Board and the contribution of individual directors. The assessment of the Board, its committees and the individual members is considered on an ad hoc basis by all Board members.

Orientation and Education Programs - The Corporation has no formal process for the orientation and education of new Board members. Incumbent Board members will assume responsibility for the orientation and education of any new member elected to the Board.

Board Size - The directors of the Corporation will consider the appropriateness of the size of the Board from time to time.

Review of Board Compensation - The Compensation Committee of the Board will review the adequacy and form of compensation for the Corporation's directors.

Audit Committee - The functions of the Audit Committee are to recommend an independent accounting firm to conduct an annual audit and to review with such firm the plan, scope and results of such audit. The Audit Committee also reviews with the independent accountants the adequacy of internal controls systems and reports its findings to the Board. The Audit Committee is currently comprised of three directors, being Ian W. Telfer, Dennis Wing and Albert Gnat, the majority of whom are unrelated directors.

Compensation Committee - The compensation committee has overall responsibility with respect to designing, approving, and evaluating the executive compensation plans, policies, and programs of the Corporation. They make decisions and/or develop recommendations for the Board with respect to the compensation of all officers and all other individuals earning $200,000 Canadian or above. Specifically, they review and approve, for each:

     (i)    the annual base salary level;

     (ii)   the annual incentive opportunity level;

     (iii)  long-term incentive opportunity level;

     (iv) employment agreements, severance arrangements, and change in control provisions/agreements, in each case as, when, and if appropriate; and

     (v)    any special or supplemental benefits.

The Compensation Committee is comprised of three directors, being Albert Gnat, Ian W. Telfer and Dennis Wing, the majority of whom are unrelated directors.

Nomination Committee - The functions of the Nomination Committee are to recommend nominees to the shareholders for election as directors for the ensuing year. The Nomination Committee is comprised of two directors, being Albert Gnat and Dennis Wing, each of whom is an unrelated director.

Corporate Governance Responsibility - The Board assumes responsibility for developing the Corporation's approach to corporate governance issues. At present, there is no governance committee.

Mandates for the Board - The Corporation has not developed position descriptions for the Board. The Corporation currently has ten executive employees, each of whom is well aware of their responsibilities to the Board, the Corporation and its shareholders.

Independence of the Board - The Board has functioned, and is of the view that it can continue to function, independently of management when required. The Board will meet independently of management where it deems such meetings necessary.

Outside Advisors - Individual directors may engage an outside advisor at the expense of the Corporation in appropriate circumstances.

Conflicts of Interest - Certain of the directors of the Corporation sit on the boards of a number of other public companies and have investments in various public companies. A procedure has been adopted by the directors of the Corporation, in accordance with the requirements of the Canada Business Corporations Act ("CBCA"), pursuant to which the directors declare their interest in any transaction in which they have an interest and refrain from voting thereon.

Shareholder Feedback -The Corporation has a Director, Investor Relations as well as an Investor Relations Officer who handles inquiries from the investment community. All shareholder inquiries are directed to the Corporate Secretary of the Corporation. Shareholder inquiries are responded to promptly by the appropriate individual within the Corporation.

Given the considerations noted above, the Corporation's approach to corporate governance differs in certain respect from the TSE Guidelines. The Board, however, believes that the existing corporate governance structure is appropriate in the circumstances and the Corporation is continually in the process of examining its own requirements and procedures in order to further comply with the TSE Guidelines.

                                    INSURANCE

The Corporation holds a directors' and officers' liability insurance policy (the "Policy") which is designed to protect the Corporation and its directors and officers against any legal action which may arise due to wrongful acts on the part of directors and/or officers of the Corporation. This Policy is written for limits of Cdn.$10,000,000 subject to a corporate deductible of Cdn.$50,000 per claim. In respect of the fiscal year ended December 31, 2000, the cost to the Corporation in maintaining the Policy was approximately Cdn.$178,500.

                        INTEREST OF MANAGEMENT AND OTHERS
                            IN MATERIAL TRANSACTIONS

Other than as otherwise disclosed herein, no insider of the Corporation, proposed nominee for election as a director of the Corporation and no associate or affiliate of any insider or proposed nominee has any material interests, direct or indirect, in any material transactions involving the Corporation since the commencement of the Corporation's last financial year or in any proposed material transaction or in any matter to be acted upon at the Meeting.

                             APPOINTMENT OF AUDITORS

The persons named in the enclosed form of proxy intend to vote, unless authority to do so is withheld, for the appointment of Deloitte & Touche LLP, Vancouver as auditors of the Corporation, at a remuneration to be fixed by the Board. Deloitte & Touche LLP have been auditors of the Corporation since 1984.

                     PARTICULARS OF MATTERS TO BE ACTED UPON

AMENDMENT TO THE EMPLOYEES' AND DIRECTORS' SHARE INCENTIVE PLANS

On May 11, 1994, the shareholders of the Corporation approved the Employees' and Directors' Share Incentive Plans (the "Plans") that were previously approved by the TSE in accordance with its revised Share Option Policy. On May 15, 1996, June 24, 1997, June 12, 1998 and April 26, 2000, the shareholders of the Corporation approved amendments to the Plans as to the number of Common Shares which would be available to be reserved for issuance under the terms of the Plans.

The TSE rules regarding share compensation plans provide, among other things, that the maximum number of shares issuable under the Plans be fixed. Under the current terms of the Plans, 44,000,000 Common Shares are available for issuance pursuant thereto of which 43,990,000 Common Shares are allocated to the Share Option Plan, 5,000 Common Shares are allocated to the Share Bonus Plan and 5,000 Common Shares are allocated to the Share Purchase Plan. These shares represent approximately 11.3% of the issued and outstanding shares as at April 30, 2001. Under the Share Option Plan the Corporation has 3,110,000 share options remaining to be granted.

The Corporation has recently completed the acquisition of Digital 4Sight Corporation ("Digital 4Sight"), Name Inc. and has entered into an agreement to acquire Shooting Gallery, Inc. ("Shooting Gallery"). These acquisitions will significantly increase the Corporation's employee base for which there will be a requirement for further share option grants. Share option grants are a critical element of the Corporation's compensation policy and enable the Corporation to attract and retain talented people in a competitive global environment. If the Corporation is not successful in attracting and retaining talented employees, its ability to execute strategy, drive financial results and increase shareholder value may be adversely affected. In light of the above, the Board proposes to amend the Plans by increasing the maximum number of Common Shares issuable under the Plans to 100,000,000 representing approximately 25.7% of the issued and outstanding Common Shares of the Corporation as of April 30, 2001 and 21.8% of the issued and outstanding Common Shares of the Corporation after giving effect to the acquisition of Shooting Gallery. Management of the Corporation believes that the proportion of the number of Common Shares issuable under the Plans relative to the number of issued and outstanding Common Shares is within a competitive range among competitors in the software development and consulting services sectors.

All other provisions of the Plans shall remain in full force and effect. The Board has approved the amendment to the Plans, subject to shareholder approval and approval of the TSE.

As the Plans could result, at any time, in: (i) the number of shares reserved for issuance pursuant to the share options granted to insiders of the Corporation exceeding 10% of the issued and outstanding shares of the Corporation; or (ii) the issuance to insiders, within a one year period, of a number of Common Shares exceeding 10% of the issued and outstanding shares of the Corporation, the rules of the TSE require Shareholder approval pursuant to a "disinterested shareholder vote". As such, the resolution approving the amendment of the Plans must be approved by a majority of the votes cast at the Meeting, excluding therefrom any votes in respect of Common Shares beneficially owned by insiders of the Corporation who are entitled to participate in the Plans ("Insider Participants") and their associates. To the best knowledge of management of the Corporation, as at the date of this Circular, there are 79,358,242 Common Shares beneficially owned by Insider Participants and their associates, in respect of which votes will not be counted for the purposes of the "disinterested shareholder vote" to approve the resolution approving the amendment of the Plans, the text of which is set out in Schedule "A" hereto.

AMENDMENT TO ARTICLES OF THE CORPORATION REGARDING NUMBER OF DIRECTORS

The articles currently provide that the number of directors shall be a minimum of three (3) directors and a maximum of nine (9) directors. The shareholders will be asked to approve a special resolution amending the articles of the Corporation to provide that the number of directors shall be a minimum of three
(3) directors and a maximum of fifteen (15) directors. The text of the proposed special resolution is set out in Schedule "B" hereto.

The CBCA requires affirmation of this special resolution by at least two thirds of the votes cast by shareholders represented in person or by proxy at the Meeting.

AMENDMENT TO ARTICLES OF THE CORPORATION REGARDING REGISTERED OFFICE

The articles currently provide that the place in Canada where the registered office is to be situated is Vancouver, Canada. The shareholders will be asked to approve a special resolution amending the articles of the Corporation to provide that the registered office of the Corporation is to be situated in Toronto, Canada. The text of the proposed special resolution is set out in Schedule "C" hereto.

The CBCA requires affirmation of this special resolution by at least two thirds of the votes cast by shareholders represented in person or by proxy at the Meeting.

                                  OTHER MATTERS

Management of the Corporation is not aware of any other matters to come before the Meeting other than as set forth in the Notice of Annual and Special Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote the shares represented thereby in accordance with their best judgment on such matter.

                      AVAILABILITY OF DISCLOSURE DOCUMENTS

The Corporation will provide to any person or company, upon request to the Secretary of the Corporation, a copy of:

     (a)  the Corporation's most recent Annual Information Form;

     (b) the comparative financial statements of the Corporation for its most recently completed fiscal year together with the accompanying report of the auditors and any interim financial statements filed subsequent thereto; and

     (c) the Corporation's Management Information Circular for its last Annual and Special Meeting of Shareholders.

                               DIRECTORS' APPROVAL

The contents and the sending thereof to the shareholders of the Corporation have been approved by the Board.

Toronto, Canada, April 30, 2001

BY ORDER OF THE BOARD OF DIRECTORS




(Signed) Giulio T. Bonifacio
Vice President, Finance and Corporate Secretary

                                  SCHEDULE "A"

                  RESOLUTION TO AMEND EMPLOYEES' AND DIRECTORS'
                              SHARE INCENTIVE PLANS

"BE IT RESOLVED that:

1. Subject to the approval of The Toronto Stock Exchange, the Employees' and Directors' Share Incentive Plans (the "Plans") of the Corporation, as amended, be and same are hereby amended to provide that the aggregate number of Common Shares reserved for issuance, from time to time, under the Plans shall not exceed 100,000,000 Common Shares of which 99,990,000 Common Shares will be allocated to the Share Option Plan, 5,000 Common Shares to the Share Bonus Plan and 5,000 Common Shares to the Share Purchase Plan; and

2. Any director or officer of the Corporation be and he or she is hereby authorized and directed, for and on behalf of the Corporation, to execute and deliver all such documents and to do all such other acts or things as he or she may determine to be necessary or advisable to give effect to this resolution, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination."

                                  SCHEDULE "B"

              SPECIAL RESOLUTION INCREASING THE NUMBER OF DIRECTORS

"BE IT RESOLVED as a special resolution that:

1. The articles of the Corporation be amended to provide that the number of directors shall be a minimum of three (3) directors and a maximum of fifteen (15) directors;

2. Notwithstanding that this resolution has been passed by the shareholders of the Corporation, the directors of the Corporation are hereby authorized and empowered not to proceed with the amendment of the articles of the Corporation at any time prior to the issue of a certificate of amendment under the Canada Business Corporations Act without further approval of the shareholders of the Corporation; and

3. Any director or officer of the Corporation be and he or she is hereby authorized and directed, on behalf of the Corporation, to execute and deliver all such documents and to do all such other acts or things as he or she may determine to be necessary or advisable to give effect to this resolution, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination."

                                  SCHEDULE "C"

          SPECIAL RESOLUTION CHANGING THE LOCATION OF REGISTERED OFFICE

"BE IT RESOLVED as a special resolution that:

1. The articles of the Corporation be amended to provide that the place in Canada where the registered office is to be situated is Toronto, Canada.

2. Notwithstanding that this resolution has been passed by the shareholders of the Corporation, the directors of the Corporation are hereby authorized and empowered not to proceed with the amendment of the articles of the Corporation at any time prior to the issue of a certificate of amendment under the Canada Business Corporations Act without further approval of the shareholders of the Corporation; and

3. Any director or officer of the Corporation be and he or she is hereby authorized and directed, on behalf of the Corporation, to execute and deliver all such documents and to do all such other acts or things as he or she may determine to be necessary or advisable to give effect to this resolution, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination."

                                   ITEMUS INC.
                                      PROXY

THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT OF ITEMUS INC. (THE "CORPORATION") FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT THE DESIGN EXCHANGE, 234 BAY STREET, TORONTO, CANADA ON THURSDAY, THE 14TH DAY OF JUNE, 2001 AT THE HOUR OF 11:00 A.M. TORONTO TIME (THE "MEETING").

The undersigned Shareholder, hereby appoints Don Tapscott, Chairman, or failing him, Ian W. Telfer, Vice Chairman, or, in lieu of either of the foregoing, ____________________________________________________, as proxyholder of the undersigned, with power of substitution to attend and vote for the undersigned at the Meeting and any adjournment or adjournments thereof, to the same extent and with the same powers as if the undersigned were personally present at the said Meeting or such adjournment or adjournments thereof and, without limiting the generality of the power hereby conferred, with respect to all shares registered in the name of the undersigned, the nominees named above are specifically directed to vote or not to vote as indicated below. The undersigned hereby revokes any Instrument of Proxy heretofore given with reference to the Meeting or any adjournments thereof.



                                                         VOTE             VOTE
ITEM                                                      FOR           WITHHELD

1.  Election of Directors as follows:

    Don Tapscott                                         _____           _____
    James E. Tobin                                       _____           _____
    Ian W. Telfer                                        _____           _____
    Dennis R. Wing                                       _____           _____
    Albert Gnat, Q.C.                                    _____           _____
    Mark G. Maybank                                      _____           _____
    David Ticoll                                         _____           _____
    David Booth                                          _____           _____
    Joseph Pilarski                                      _____           _____
    Ray Henderson                                        _____           _____
    E. Christopher Stait-Gardner                         _____           _____
    Lawrence Meistrich                                   _____           _____

2. Approval of motion to appoint Deloitte & Touche LLP, Chartered Accountants, as Auditors of the Corporation and authorizing the directors to fix their remuneration.
                                                         VOTE             VOTE
                                                          FOR           AGAINST
                                                         _____           _____


3. Approval of an amendment to the Employees' and Directors' Share Incentive Plans to increase the number of common shares which would be available for issuance as incentive share options, as described in the accompanying Management Information Circular.
                                                         VOTE             VOTE
                                                          FOR           AGAINST
                                                         _____           _____


4. Approval of an amendment to the articles of the Corporation to provide that the number of directors shall be a minimum of three (3) directors and a maximum of fifteen (15) directors.
                                                         VOTE             VOTE
                                                          FOR           AGAINST
                                                         _____           _____


5. Approval of an amendment to the articles of the Corporation to provide that the registered office of the Corporation is to be situated in Toronto, Ontario.
                                                         VOTE             VOTE
                                                          FOR           AGAINST
                                                         _____           _____

6. To vote at the discretion of the proxy nominee on any amendments or variations to the foregoing, and on any other matters (other than matters which are to come before the meeting and which are the subject of another Proxy executed by the undersigned) which may properly come before the Meeting or any adjournments thereof.
                                                         VOTE             VOTE
                                                          FOR           AGAINST
                                                         _____           _____

NOTES:

1. The securities represented by Proxy will be voted or withheld from voting in accordance with the instructions of the Shareholder on any ballot or poll that may be called for, and if the Shareholder specifies a choice with respect to any matter to be acted upon, the named proxyholder shall so vote or withhold from voting with respect to matters identified in the accompanying Notice of Annual and Special Meeting of the Corporation and more particularly described in the Management Information Circular. IF A CHOICE WITH RESPECT TO SUCH MATTERS IS NOT SPECIFIED, IT IS INTENDED THAT THE PERSON DESIGNATED BY MANAGEMENT IN THE FORM OF PROXY WILL VOTE THE SECURITIES REPRESENTED BY THE PROXY IN FAVOUR OF EACH MATTER IDENTIFIED IN THE PROXY AND FOR THE NOMINEES OF MANAGEMENT FOR DIRECTORS AND AUDITORS. The Proxy confers discretionary authority upon the named proxyholder with respect to amendments to or variations in matters identified in the accompanying Notice of Annual and Special Meeting of the Corporation and other matters which may properly come before the Meeting.

2. EACH SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM OR HER AT THE MEETING OTHER THAN THE MANAGEMENT NOMINEES.

    If you desire to designate as Proxy a person other than Don Tapscott or Ian
    W. Telfer, the management nominees, you should strike out their names and insert in the space provided the name of the person you desire to designate as proxyholder.

3. A Proxy, to be valid, must be dated and signed by the Shareholder or his or her attorney authorized in writing or, where the Shareholder is a corporation, by a duly authorized officer or attorney of the corporation. If the Proxy is executed for an individual Shareholder, or by an officer or attorney of a corporate Shareholder not under its common seal, the instrument so empowering the officer or the attorney, as the case may be, or a notarized copy thereof must accompany the Proxy instrument.

4. A PROXY, TO BE EFFECTIVE, MUST BE DEPOSITED WITH THE CORPORATION'S TRANSFER AGENT, COMPUTERSHARE TRUST COMPANY OF CANADA, 510 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA, V6C 3B9, NOT LESS THAT FORTY-EIGHT (48) HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE THE TIME AT WHICH THE MEETING IS TO BE HELD OR THE TIME OF ANY ADJOURNMENT THEREOF.

5.  A Shareholder who has given a Proxy may revoke it either by:

    (a) signing a Proxy bearing a later date and depositing the same at the registered office of the Corporation, Suite 1688 - 200 Burrard Street, Vancouver, British Columbia, V6C 3L6 prior to the close of business on the day preceding the date on which the Meeting is to be held or any adjournment thereof, or with the Chairman of the Meeting before any vote in respect of which the Proxy is to be used shall have been taken; or

    (b) attending the Meeting in person and registering with the scrutineer as a Shareholder personally present.

6. If this Proxy is not dated in the space provided, it will be deemed to bear the date on which it was mailed to Shareholders by the Corporation.


    ----------------------------------------------------------------------------
    Signature

    ----------------------------------------------------------------------------
    Name (Please Print)

    ----------------------------------------------------------------------------
    Address

    ----------------------------------------------------------------------------
    Number of Shares


    Dated this                day of                                 , 2001.
               --------------        --------------------------------

                                                                   [itemus LOGO]

                          SUPPLEMENTAL MAILING REQUEST
                            TO REGISTERED HOLDERS AND
                   NON-REGISTERED HOLDERS (BENEFICIAL HOLDERS)


In accordance with National Policy Statement No. 41 (the "Policy"):

         (a) a registered shareholder may elect annually to have their name added to an issuer's supplemental mailing list in order to receive quarterly reports for the issuer's first, second and third fiscal quarters. Registered shareholders will automatically receive an issuer's audited annual financial statements, pursuant to the Policy; and,

         (b) a non-registered shareholder may elect annually to have their name added to an issuer's supplemental mailing list in order to receive quarterly reports for the issuer's first, second and third fiscal quarters. Non-registered shareholders will automatically receive an issuer's audited annual financial statements, pursuant to the Policy.

If you are interested in receiving such quarterly reports, please complete and return this form.


NAME OF ISSUER:               ITEMUS INC.


NAME OF SHAREHOLDER:
                              --------------------------------------------------

ADDRESS:
                              --------------------------------------------------


                              --------------------------------------------------


                              --------------------------------------------------



SIGNATURE:
                              --------------------------------------------------
                              I certify that I am a registered shareholder

OR


SIGNATURE:
                              --------------------------------------------------
                              I certify that I am a non-registered shareholder (beneficial holder)


DATE:
                              --------------------------------------------------



NOTE: Please return this document along with your proxy in the attached envelope. As the supplemental list will be updated each year, a return card will be required annually in order to remain on the list.